UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	2/28/11

The following N-CSR relates only to Dreyfus Core Equity Fund, a series of the Registrant, and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for these series, as appropriate.

1

FORM N-CSR

Item 1.      Reports to Stockholders.

Dreyfus

Core Equity Fund

SEMIANNUAL REPORT February 28, 2011

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May LoseValue

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	UnderstandingYour Fund’s Expenses
6	ComparingYour Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
18	Notes to Financial Statements
28	Information About the Renewal of the
Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Core Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Core Equity Fund, covering the six-month period from September 1, 2010, through February 28, 2011.

Equities have fared quite well during the reporting period, despite recent market volatility stemming from developments in overseas markets.The U.S. stock market has rallied consistently since the fall, when a new round of monetary stimulus and the extension of the 2001 Job Growth and Reconciliation Act federal tax rates improved market confidence and reduced the fears of a recessionary double-dip. Market sectors that tend to be sensitive to macroeconomic changes performed particularly well, while traditionally defensive industry groups generally lagged market averages. Small- and midcap stocks typically gained more value, on average, than their larger-cap counterparts as investors looked forward to better business conditions for growing companies.

We currently expect the U.S. economy to gain a moderate degree of momentum over the remainder of 2011 as the latest unemployment figures and benign inflationary pressures appear favorable to equities over the near term. However, in the wake of recent gains, we believe that selectivity will become a more important determinant of investment suc-cess.We favor companies with higher growth potential, and we also are optimistic about the prospects of high-quality companies with ample cash reserves capable of generating dividend increases and share buybacks. As always, your financial advisor can help you align your investment portfolio with the opportunities and challenges that 2011 has in store.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
March 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2010, through February 28, 2011, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended February 28, 2011, Dreyfus Core Equity Fund’s Class A shares produced a total return of 24.55%, Class B shares returned 24.06%, Class C shares returned 24.10% and Class I shares returned 24.69%.1 For the same period, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a 27.73% total return.2

U.S. stocks rallied as the economic recovery gathered momentum during the reporting period.The fund produced lower returns than its benchmark, primarily due to relative strength among smaller, lower-quality stocks compared to their blue-chip counterparts.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in common stocks of U.S. and foreign companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies.

In choosing stocks, the fund first identifies economic sectors that it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have dominant positions in their industries and that have demonstrated sustained patterns of profitability, strong balance sheets and expanding global presence and the potential to achieve predictable, above-average earnings growth. The fund is also alert to companies which it considers undervalued in terms of current earnings, assets or growth prospects.

The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.3 As a result, the fund invests for long-term growth rather than short-term profits.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Greater Economic Confidence Fueled a Market Rally

Despite a subpar U.S. economic recovery and a sovereign debt crisis in Europe, investor sentiment improved dramatically soon after the start of the reporting period when the Federal Reserve Board announced a new round of quantitative easing of U.S. monetary policy. This stimulative measure helped convince investors that the economy was unlikely to slip back into recession. A more optimistic investment outlook was reinforced by subsequent improvements in employment and consumer spending, as well as better-than-expected corporate earnings across a number of industry groups.

Later in the fall, the end of uncertainty surrounding U.S. midterm elections and the passage of fiscally stimulative tax legislation lent further support to the stock market rally. However, the rally was interrupted in February when a wave of political unrest in the Middle East led to sharply higher crude oil prices.

Quality Bias Dampened Relative Performance

In this environment, the well-established industry leaders on which the fund focuses generally underperformed smaller, more speculative companies. In addition, companies in more economically-sensitive industry groups fared better than those in traditionally defensive sectors.

As a result, while the fund participated to a significant degree in the market rally, its returns trailed the S&P 500 Index. Indeed, overweighted exposure to the consumer staples sector weighed on relative performance, and relatively strong stock selections in the sector were not enough to offset allocation-related weakness. Conversely, the consumer discretionary sector detracted from the fund’s relative performance due to an underweighted position in a more economically sensitive market segment. Our stock selections in the sector also included some disappointments, as single-digit gains in stocks such as casual dining chain McDonald’s and mass merchandiser Target offset better results from entertainment and media companies.

On a more positive note, the fund’s relative performance was buoyed by a lack of exposure to the telecommunications services and utilities sectors, which suffered as investors turned to more aggressive invest-ments.The fund fared well with an overweighted position in the energy sector. Gains were particularly robust toward the end of the reporting period, when unrest in the Middle East drove crude oil prices sharply higher. Integrated energy giant Exxon Mobil ranked among the fund’s top performers for the reporting period, and other winners included Chevron, ConocoPhillips, Royal Dutch Shell and Halliburton. In the industrials sector, heavy equipment maker Caterpillar and industrial conglomerate General Electric gained value amid robust demand from the world’s emerging markets.

New Opportunities in a Recovering Economy

We expect the U.S. and global economic rebounds to persist amid significant headwinds in 2011, leading us to conclude that investors will shift their focus to large, multinational companies with solid business fundamentals. In addition, we believe that stocks may be poised for further gains as companies deploy some of the massive cash reserves on their balance sheets. To prepare for these developments, we identified new opportunities in investment manager Franklin Resources, industrial gas producer Air Products & Chemicals, Walt Disney Company and Kraft Foods.We eliminated the fund’s position in Bank of America. In our judgment, the fund is well positioned as the economy moves to the middle stages of its cycle.

March 15, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1

Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation, pursuant to an agreement that was in effect, which has been terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.

2

SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

3

Portfolio turnover rates are subject to change. Portfolio turnover rates alone do not automatically result in high or low distribution levels.There can be no guarantee that the fund will generate any specific level of distributions annually.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Core Equity Fund from September 1, 2010 to February 28, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$7.18	$11.28	$11.34	$5.79
Ending value (after expenses)	$1,245.50	$1,240.60	$1,241.00	$1,246.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$6.46	$10.14	$10.19	$5.21
Ending value (after expenses)	$1,018.40	$1,014.73	$1,014.68	$1,019.64

† Expenses are equal to the fund’s annualized expense ratio of 1.29% for Class A, 2.03% for Class B, 2.04% for
Class C and 1.04% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

February 28, 2011 (Unaudited)

Common Stocks—95.3%	Shares	Value ($)
Consumer Discretionary—8.1%
McDonald’s	70,000	5,297,600
McGraw-Hill	58,500	2,262,780
News, Cl. A	180,200	3,130,074
Target	65,000	3,415,750
Walt Disney	50,000	2,187,000
		16,293,204
Consumer Staples—27.9%
Altria Group	160,000	4,059,200
Coca-Cola	150,000	9,588,000
Estee Lauder, Cl. A	21,000	1,982,610
Kraft Foods, Cl. A	53,000	1,687,520
Nestle, ADR	150,125	8,500,078
PepsiCo	80,000	5,073,600
Philip Morris International	160,000	10,044,800
Procter & Gamble	102,000	6,431,100
Wal-Mart Stores	45,000	2,339,100
Walgreen	135,000	5,850,900
Whole Foods Market	15,000	878,400
		56,435,308
Energy—20.0%
Chevron	84,000	8,715,000
ConocoPhillips	70,000	5,450,900
Exxon Mobil	135,560	11,594,447
Halliburton	20,000	938,800
Occidental Petroleum	45,000	4,588,650
Royal Dutch Shell, Cl. A, ADR	67,000	4,840,750
Total, ADR	70,000	4,291,000
		40,419,547
Financial—5.4%
American Express	32,500	1,416,025
Franklin Resources	16,000	2,009,920
HSBC Holdings, ADR	49,583	2,731,527
JPMorgan Chase & Co.	100,000	4,669,000
		10,826,472

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care—9.2%
Abbott Laboratories	70,000	3,367,000
Becton Dickinson & Co.	13,000	1,040,000
Johnson & Johnson	100,000	6,144,000
Medtronic	35,000	1,397,200
Merck & Co.	70,000	2,279,900
Novo Nordisk, ADR	25,000	3,166,500
Roche Holding, ADR	30,000	1,126,800
		18,521,400
Industrial—4.9%
Caterpillar	33,000	3,396,690
General Electric	204,000	4,267,680
United Technologies	27,000	2,255,580
		9,919,950
Information Technology—14.6%
Apple	25,000[a]	8,830,250
Automatic Data Processing	33,000	1,650,000
Cisco Systems	100,000[a]	1,856,000
Intel	305,000	6,548,350
International Business Machines	25,000	4,047,000
Microsoft	95,000	2,525,100
QUALCOMM	25,000	1,489,500
Texas Instruments	75,000	2,670,750
		29,616,950
Materials—5.2%
Air Products & Chemicals	12,000	1,104,000
Freeport-McMoRan Copper & Gold	75,000	3,971,250
Praxair	30,000	2,981,400
Rio Tinto, ADR	35,000[b]	2,487,800
		10,544,450
Total Common Stocks
(cost $134,765,555)		192,577,281

Other Investment—5.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $11,810,000)	11,810,000 [c]	11,810,000

Investment of Cash Collateral
for Securities Loaned—1.0%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $1,917,000)	1,917,000 [c]	1,917,000

Total Investments (cost $148,492,555)	102.1%	206,304,281
Liabilities, Less Cash and Receivables	(2.1%)	(4,198,590)
Net Assets	100.0%	202,105,691

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At February 28, 2011, the value of the fund’s securitiy on loan was
$1,919,160 and the value of the collateral held by the fund was $1,917,000.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Staples	27.9	Money Market Investments	6.8
Energy	20.0	Financial	5.4
Information Technology	14.6	Materials	5.2
Health Care	9.2	Industrial	4.9
Consumer Discretionary	8.1		102.1

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2011 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,919,160)—Note 1(b):
Unaffiliated issuers			134,765,555	192,577,281
Affiliated issuers			13,727,000	13,727,000
Cash				286,043
Dividends and interest receivable				487,561
Receivable for shares of Capital Stock subscribed				275,321
				207,353,206
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)				256,975
Payable for investment securities purchased				2,836,141
Liability for securities on loan—Note 1(b)				1,917,000
Payable for shares of Capital Stock redeemed				237,399
				5,247,515
Net Assets ($)				202,105,691
Composition of Net Assets ($):
Paid-in capital				148,553,871
Accumulated undistributed investment income—net				667,565
Accumulated net realized gain (loss) on investments				(4,927,471)
Accumulated net unrealized appreciation
(depreciation) on investments				57,811,726
Net Assets ($)				202,105,691

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	96,842,418	1,891,747	92,548,762	10,822,764
Shares Outstanding	5,746,440	112,200	5,588,103	630,140
Net Asset Value Per Share ($)	16.85	16.86	16.56	17.18
See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $24,073 foreign taxes withheld at source):
Unaffiliated issuers	2,091,183
Affiliated issuers	5,025
Income from securities lending—Note 1(b)	7,219
Total Income	2,103,427
Expenses:
Management fee—Note 3(a)	944,610
Distribution and service fees—Note 3(b)	515,302
Directors’ fees—Note 3(a)	6,369
Total Expenses	1,466,281
Less—reduction in management fee due to undertaking—Note 3(a)	(55,213)
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(6,369)
Net Expenses	1,404,699
Investment Income—Net	698,728
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,573,307)
Net unrealized appreciation (depreciation) on investments	37,840,229
Net Realized and Unrealized Gain (Loss) on Investments	35,266,922
Net Increase in Net Assets Resulting from Operations	35,965,650

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010
Operations ($):
Investment income—net	698,728	1,563,905
Net realized gain (loss) on investments	(2,573,307)	(141,169)
Net unrealized appreciation
(depreciation) on investments	37,840,229	7,278,271
Net Increase (Decrease) in Net Assets
Resulting from Operations	35,965,650	8,701,007
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(976,260)	(1,076,942)
Class B Shares	—	(20,226)
Class C Shares	(464,516)	(592,640)
Class I Shares	(81,502)	(60,960)
Total Dividends	(1,522,278)	(1,750,768)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	18,886,203	20,047,009
Class B Shares	87,963	247,493
Class C Shares	15,342,558	20,832,821
Class I Shares	5,320,954	5,600,643
Dividends reinvested:
Class A Shares	817,890	920,299
Class B Shares	—	14,804
Class C Shares	206,577	270,487
Class I Shares	41,831	12,726
Cost of shares redeemed:
Class A Shares	(7,341,354)	(23,469,135)
Class B Shares	(911,927)	(5,757,767)
Class C Shares	(5,497,151)	(17,820,563)
Class I Shares	(817,475)	(1,299,008)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	26,136,069	(400,191)
Total Increase (Decrease) in Net Assets	60,579,441	6,550,048
Net Assets ($):
Beginning of Period	141,526,250	134,976,202
End of Period	202,105,691	141,526,250
Undistributed investment income—net	667,565	1,491,115

	Six Months Ended
	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010
Capital Share Transactions:
Class Aa
Shares sold	1,193,445	1,432,817
Shares issued for dividends reinvested	52,161	64,537
Shares redeemed	(465,439)	(1,663,461)
Net Increase (Decrease) in Shares Outstanding	780,167	(166,107)
Class Ba
Shares sold	5,809	17,443
Shares issued for dividends reinvested	—	1,040
Shares redeemed	(59,308)	(414,813)
Net Increase (Decrease) in Shares Outstanding	(53,499)	(396,330)
Class C
Shares sold	994,731	1,491,558
Shares issued for dividends reinvested	13,388	19,238
Shares redeemed	(357,189)	(1,275,008)
Net Increase (Decrease) in Shares Outstanding	650,930	235,788
Class I
Shares sold	321,856	389,188
Shares issued for dividends reinvested	2,619	876
Shares redeemed	(51,279)	(90,231)
Net Increase (Decrease) in Shares Outstanding	273,196	299,833

a During the period ended February 28, 2011, 12,997 Class B shares representing $198,186 were automatically converted to 12,923 Class A shares and during the period ended August 31, 2010, 99,509 Class B shares representing $1,373,959 were automatically converted to 98,696 Class A shares.

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2011			Year Ended August 31,
Class A Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	13.69	13.03	15.81	17.56	15.94	14.81
Investment Operations:
Investment income—net[a]	.09	.20	.23	.20	.18	.17
Net realized and unrealized
gain (loss) on investments	3.26	.68	(2.84)	(1.54)	1.63	1.08
Total from Investment Operations	3.35	.88	(2.61)	(1.34)	1.81	1.25
Distributions:
Dividends from
investment income—net	(.19)	(.22)	(.17)	(.21)	(.19)	(.12)
Dividends from net realized
gain on investments	—	—	—	(.20)	—	—
Total Distributions	(.19)	(.22)	(.17)	(.41)	(.19)	(.12)
Net asset value, end of period	16.85	13.69	13.03	15.81	17.56	15.94
Total Return (%)[b]	24.55[c]	6.67	(16.33)	(7.86)	11.39	8.45
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36[d]	1.36	1.36	1.36	1.35	1.36
Ratio of net expenses
to average net assets	1.29[d]	1.25	1.25	1.25	1.25	1.30
Ratio of net investment income
to average net assets	1.16[d]	1.44	1.90	1.19	1.07	1.13
Portfolio Turnover Rate	1.57[c]	2.09	6.99	8.27	5.10	.88
Net Assets, end of period
($ x 1,000)	96,842	68,009	66,857	73,223	87,341	85,054

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

Six Months Ended
February 28, 2011			Year Ended August 31,
Class B Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	13.59	12.88	15.52	17.24	15.65	14.62
Investment Operations:
Investment income—net[a]	.03	.09	.13	.07	.05	.06
Net realized and unrealized
gain (loss) on investments	3.24	.67	(2.76)	(1.53)	1.60	1.05
Total from Investment Operations	3.27	.76	(2.63)	(1.46)	1.65	1.11
Distributions:
Dividends from
investment income—net	—	(.05)	(.01)	(.06)	(.06)	(.08)
Dividends from net realized
gain on investments	—	—	—	(.20)	—	—
Total Distributions	—	(.05)	(.01)	(.26)	(.06)	(.08)
Net asset value, end of period	16.86	13.59	12.88	15.52	17.24	15.65
Total Return (%)[b]	24.06[c]	5.88	(16.96)	(8.60)	10.56	7.60
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11[d]	2.11	2.11	2.11	2.10	2.11
Ratio of net expenses
to average net assets	2.03[d]	2.00	2.00	2.00	2.00	2.05
Ratio of net investment income
to average net assets	.43[d]	.65	1.12	.45	.32	.38
Portfolio Turnover Rate	1.57[c]	2.09	6.99	8.27	5.10	.88
Net Assets, end of period
($ x 1,000)	1,892	2,252	7,238	23,104	36,510	40,222

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2011			Year Ended August 31,
Class C Shares	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	13.42	12.79	15.49	17.21	15.64	14.61
Investment Operations:
Investment income—net[a]	.03	.10	.13	.07	.05	.06
Net realized and unrealized
gain (loss) on investments	3.20	.66	(2.77)	(1.51)	1.59	1.05
Total from Investment Operations	3.23	.76	(2.64)	(1.44)	1.64	1.11
Distributions:
Dividends from
investment income—net	(.09)	(.13)	(.06)	(.08)	(.07)	(.08)
Dividends from net realized
gain on investments	—	—	—	(.20)	—	—
Total Distributions	(.09)	(.13)	(.06)	(.28)	(.07)	(.08)
Net asset value, end of period	16.56	13.42	12.79	15.49	17.21	15.64
Total Return (%)[b]	24.10[c]	5.88	(16.96)	(8.59)	10.60	7.60
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11[d]	2.11	2.11	2.11	2.10	2.11
Ratio of net expenses
to average net assets	2.04[d]	2.00	2.00	2.00	2.00	2.05
Ratio of net investment income
to average net assets	.42[d]	.70	1.15	.45	.32	.38
Portfolio Turnover Rate	1.57[c]	2.09	6.99	8.27	5.10	.88
Net Assets, end of period
($ x 1,000)	92,549	66,280	60,123	63,332	75,646	64,230

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

Six Months Ended
February 28, 2011			Year Ended August 31,
Class I Shares	(Unaudited)	2010	2009	2008	2007[a]	2006
Per Share Data ($):
Net asset value,
beginning of period	13.97	13.28	16.12	17.90	16.24	15.06
Investment Operations:
Investment income—net[b]	.11	.26	.25	.25	.23	.22
Net realized and unrealized
gain (loss) on investments	3.32	.68	(2.88)	(1.58)	1.66	1.09
Total from Investment Operations	3.43	.94	(2.63)	(1.33)	1.89	1.31
Distributions:
Dividends from
investment income—net	(.22)	(.25)	(.21)	(.25)	(.23)	(.13)
Dividends from net realized
gain on investments	—	—	—	(.20)	—	—
Total Distributions	(.22)	(.25)	(.21)	(.45)	(.23)	(.13)
Net asset value, end of period	17.18	13.97	13.28	16.12	17.90	16.24
Total Return (%)	24.69[c]	(7.01)	(16.11)	(7.63)	11.69	8.72
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11[d]	1.12	1.12	1.11	1.10	1.11
Ratio of net expenses
to average net assets	1.04[d]	1.01	1.01	1.00	1.00	1.05
Ratio of net investment income
to average net assets	1.44[d]	1.77	2.09	1.46	1.33	1.41
Portfolio Turnover Rate	1.57[c]	2.09	6.99	8.27	5.10	.88
Net Assets, end of period
($ x 1,000)	10,823	4,985	758	142	125	122

a Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c Not annualized.
d Annualized.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Core Equity Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Capital Stock.The fund currently offers four classes of shares: Class A (200 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge. Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class I shares are sold primarily to bank trust departments and other financial service providers, including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, acting on behalf of customers having a qualified trust or investment account or relationship at such institution and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	165,432,826	—	—	165,432,826
Equity Securities—
Foreign†	27,144,455	—	—	27,144,455
Mutual Funds	13,727,000	—	—	13,727,000

† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at February 28, 2011. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended February 28, 2011,The Bank of NewYork Mellon earned $3,094, from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended February 28, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	8/31/2010	($)	Purchases ($)	Sales($) 2/28/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	3,916,000		25,865,000	17,971,000 11,810,000	5.8
Dreyfus
Institutional
Cash
Advantage
Plus Fund	2,111,200		18,486,448	18,680,648 1,917,000	1.0
Total	6,027,200		44,351,448	36,651,648 13,727,000	6.8

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $2,212,995 available to be applied against future net securities profits, if any, realized subsequent to August 31, 2010. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2010 was as follows: ordinary income $1,750,768. The tax character of current year distributions will be determined at the end of the current fiscal year.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2011, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. Dreyfus had undertaken from September 1, 2010 through January 1, 2011, to waive a portion of the fund’s management fee in the amount of .10% of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $55,213 during the period ended February 28, 2011.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition,

Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees).The Company,The Dreyfus/Laurel Tax-Free Municipal Funds,The Dreyfus/Laurel FundsTrust, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) pay each Board member who is not an “interested person” of the Company (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,500 or $2,000 fee, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund. The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.

During the period ended February 28, 2011, the Distributor retained $24,790 from commissions earned on sales of the fund’s Class A shares and $844 and $3,577 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B and Class C pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended February 28, 2011, Class A, Class B and Class C shares were charged $103,606, $7,844 and $300,928, respectively, pursuant to their respective Plans. During the period ended February 28, 2011, Class B and Class C shares were charged $2,615 and $100,309, respectively, pursuant to the Service Plan.

Under their terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $167,365, Rule 12b-1 distribution plan fees $71,785 and shareholder services plan fees $17,825.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2011, amounted to $22,707,553 and $2,614,878, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended February 28, 2011.

At February 28, 2011, accumulated net unrealized appreciation on investments was $57,811,726, consisting of $62,240,885 gross unrealized appreciation and $4,429,159 gross unrealized depreciation.

At February 28, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 15-16, 2011, the Board considered the renewal of the fund’s Investment Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Sub-Adviser”) provides day-to-day management of the fund’s investments.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of August 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for the various periods, except for the two-year period when the fund’s performance was below the Performance Group and Performance Universe medians and the ten-year period when the fund’s performance was below the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into consideration the fund’s “unitary” fee structure, the Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee was above the Expense Group and Expense Universe medians. They also noted that the fund’s total expense ratio also was above the Expense Group and Expense Universe medians.

A representative of Dreyfus noted that the fund’s management fee and the fund’s total expense ratio reflected a waiver by Dreyfus of a portion of its investment advisory fee in the amount of .10% of the value of the fund’s average daily net assets, which expired January 1, 2011.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also noted the expense waiver had been in effect until January 1, 2011 and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations.They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited) (continued)

benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board was satisfied with the fund’s overall performance, in light of the considerations described above.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreements was in the best interests of the fund and its shareholders.

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on
the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at
http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2011 MBSC Securities Corporation

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: April 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: April 26, 2011

By: /s/ James Windels
James Windels, Treasurer
Date: April 26, 2011

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)